ASSIGNMENT OF AND BLANKET AMENDMENT TO
                              FRANCHISE AGREEMENTS


      On this 26th day of February 1997, Pizza Hut, Inc. ("PHI") and NPC International, Inc. ("NPCI"), NPC Management, Inc. ("NPCM"), and NPC Restaurants LP ("NPCL") make and enter into this Assignment of and Blanket Amendment to Franchise Agreements ("1997 Blanket Amendment").

      WHEREAS, on this date, NPCI is a party to eighty-two (82) 1990 Pizza Hut, Inc. Franchise Agreements, identified on Exhibit A hereto; one (1) 1990 Pizza Hut, Inc. Location Franchise Agreement, identified on Exhibit B hereto; and four
(4) Pizza Hut, Inc. Location Franchise Agreements (with Delivery), identified on Exhibit C hereto (collectively referred to as the "Franchise Agreement").

      WHEREAS, as part of an overall restructuring of NPCI, NPCI desires to transfer ownership of the Franchise Agreements to NPCM, a wholly-owned subsidiary of NPCI, retaining certain of the rights and obligations of the Operator thereunder;

      WHEREAS,  as another part of NPCI's overall restructuring, NPCI  and  NPCM
request   that  PHI  consent  to  allow  NPCL  to  assume  and  perform  certain responsibilities of the Operator under certain of the Franchise Agreements;

      WHEREAS, upon the conditions and terms of this 1997 Blanket Amendment, PHI is willing to consent to the assignment of the Franchise Agreements to NPCM and is willing to consent to NPCL performing certain of NPCM's obligations under certain of the Franchise Agreements; and

      WHEREAS, the parties desire to modify certain rights and obligations set forth in the Franchise Agreements to memorialize their agreement on these matters.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. NPCI agrees that NPCM is and shall remain a wholly-owned subsidiary of NPCI. Any change in the ownership of NPCM without PHI's prior written consent shall constitute a default under the Franchise Agreements.

2. NPCI and NPCM agree that NPCL is and shall remain a limited partnership with NPCI being the General Partner thereof, holding a 1% ownership interest and with NPCM being the sole limited partner thereof, holding the remaining 99% ownership interest. Any change in the ownership of NPCL without PHI's prior written consent shall constitute a default under the Franchise Agreements.
3. Subject to the limitations set forth in paragraphs 4 through 7 below, after the transfer of the Franchise Agreements to NPCM, the restrictions on transfers, the covenants regarding other business interests, and the restrictions on corporate operators in the Franchise Agreements shall apply to NPCI, NPCM and NPCL just as if NPCI, NPCM and NPCL all were designated "Operator" thereunder.
4. The parties agree that on this date O. Gene Bicknell ("Bicknell") as the owner of at least 51% of each class of NPCI stock, is the only NPCI stockholder who falls within the definition of "Operator" under Article XXVIII of the Franchise Agreements listed on Exhibits A and B, or under Article XXVII of the Franchise Agreements listed on Exhibit C. Accordingly, all other NPCI stockholders shall be free to transfer their NPCI shares without PHI's consent and shall not be subject to the restrictions on transfer set forth in Article XVI, B, D, E or G of the Franchise Agreements.
5. Provided Bicknell continues to hold at least 51% of each class of NPCI stock as described in paragraph 4, the definition of "Operator" under Article XI of the Franchise Agreements shall not include any NPCI shareholders other than Bicknell and the prohibition on public ownership in Article XVII.E, of those Franchise Agreements listed on Exhibit C shall not apply to NPCI, NPCM or NPCL.
6. The provisions of Article XVII, A, C and D of the Franchise Agreements shall not apply to the NPCI shareholders other than Bicknell provided, however, NPCI shall report to PHI the name of any other shareholders who accumulate 10% or more of NPCI's common stock within 10 days of learning of any such holding. The provisions of Article XVII.B of the Franchise Agreements shall not apply to any NPCI shareholder including Bicknell.
7. The provisions of Article XVII.E and F of the Franchise Agreements that NPCI confine its business exclusively to operating System Restaurants are waived to permit NPCI to franchise and operate the Tony Roma's restaurant system . Any additional expansion of NPCI's business beyond operation of System Restaurants (as defined in the Franchise Agreements) and the Tony Roma's restaurant system must receive PHI's prior written approval, which approval will not be unreasonably withheld.
8. Paragraphs 3-7 of this 1997 Blanket Amendment shall apply to any renewal of the Franchise Agreements, future franchise agreements acquired by NPCI or NPCM, and any renewal of any such future franchise agreements, provided however, the monthly service fee for any future franchise agreement shall be that set forth in the acquired Pizza Hut Franchise Agreement.
9. NPCI hereby transfers and assigns the Franchise Agreements to NPCM and NPCM accepts the assignment and transfer of the Franchise Agreements and agrees to abide by all terms and conditions thereof and all obligations thereunder. PHI hereby consents to the assignment and transfer of the Franchise Agreements to NPCM. PHI also consents to NPCL's performance. NPCI hereby releases and forever discharges PHI from any and all claims, of any nature whatsoever, known or unknown, that exist on the date of this 1997 Blanket Amendment that arise, or that might be claimed to arise from the Franchise Agreements.
10. Other than as here amended, all rights and obligations of the Franchise Agreements remain in effect. The provisions of this 1997 Blanket Amendment are personal to NPCI and NPCM and shall not apply to any of the Franchise Agreements that NPCM might assign to others in the future.


      IN WITNESS HEREOF, the parties have executed this Blanket Amendment this 26th day of February, 1997.


                                   NPC International, Inc.
                                   "NPCI"
                                   By:
                                           James K. Schwartz, President


                                   NPC Management, Inc.
                                   "NPCM"


                                   By:
                                           James K. Schwartz, President


                                   NPC Restaurants LP
                                   "NPCL"


                                   By:
                                           James K. Schwartz, President


                                   Pizza Hut, Inc.
                                   "PHI"


                                   By:




                                    Exhibit A

FA#       Effective Date   Territory Description

12        03/01/90         Ashley County, Arkansas

13        03/01/90         City of Beebe and Counties of Woodruff and
                           Lonoke, Arkansas

16        03/01/90         Clark County, Arkansas

17        03/01/90         Columbia County, Arkansas

19        03/01/90         City of DeWitt and the Counties of Bradley,
                           Calhoun, Cleveland, Dallas, Desha, Drew and
                           Lincoln, Arkansas

20        03/01/90         Faulkner County, Arkansas

23        03/01/90         Counties of Hempstead, Hot Spring, Howard, Little
                           River and Nevada, Arkansas

24        03/01/90         Jefferson County, Arkansas

25        03/01/90         Johnson County, Arkansas

26        03/01/90         Miller County, Arkansas; and City of Texarkana,
                           Texas as the city limits exist on March 1, 1990

27        03/01/90         Mississippi County, Arkansas; and the Counties of
                           Crockett and Fayette, Tennessee

28        03/01/90         Ouachita County, Arkansas

29        03/01/90         Phillips County, Arkansas

33        03/01/90         St. Francis County, Arkansas

35        03/01/90         City of Stuttgart, Arkansas, as the city limits exist
on                         March 1, 1990

36        03/01/90         Union County, Arkansas

38        03/01/90         The City of Springhill, Louisiana, as the city limits
                           exist on March 1, 1990

42        03/01/90         Counties of Howell and Wright, Missouri

51        03/01/90         McCurtain County, Oklahoma

172       03/30/94         Counties of Autauga and Elmore, Alabama

173       03/30/94         Counties of Bib, Blunt, Jefferson, Saint Clair and
                           Shelby, Alabama

174       03/30/94         Counties of Chilton, Greene, Hale, Perry and
                           Pickens, Alabama

175       03/30/94         Etowah County, Alabama

176       03/30/94         Counties of Fayette, Lamar, Marion and Winston,
                           Alabama; and McNairy County, Tennessee

177       03/30/94         Cities of Jacksonville and Piedmont, Alabama

178       03/30/94         Montgomery County, Alabama

179       03/30/94         Tuscalossa County, Alabama

181       03/30/94         Garland County, Arkansas

182       03/30/94         Pulaski County, Arkansas

184       03/30/94         City of Parsons (and a three (3) mile radius
                           thereof)and Crawford County, Kansas; and Counties of Jasper an Newton (excluding the city of Neosho and a three (3) mile radius thereof), Missouri

185       03/30/94         Parishes of Bienville, Lincoln, Morehouse, Tensas
                           and Webster (excluding Springhill and Cullen),
                           Louisiana

186       03/30/94         Parishes of Bossier and Caddo, Louisiana

187       03/30/94         Ouachita Parish, Louisiana

188       03/30/94         Adams County, Mississippi; and Concordia Parish,
Louisiana

189       03/30/94         Counties of Alcorn, Bolivar, Coahoma, Jackson
                           (excluding Pascagoula), Marshall, Panola, Prentiss,
                           Tate, Union and Winston, Mississippi

190       03/30/94         Counties of Chickasaw, Itawamba, Lee, Pontotoc,
                           Tippah and Tishomingo, Mississippi

191       03/30/94         Counties of Grenada, Holmes, Humphreys, Leake,
                           Quitman, Tallahatchie, and Yalobusha, Mississippi

192       03/30/94         Counties of Hinds, Madison and Rankin, Mississippi

193       03/30/94         Counties of Lafayette and Okitbbeha, Mississippi

194       03/30/94         Leflore County, Mississippi

195       03/30/94         Pascagoula, Mississippi

196       03/30/94         Counties of Sunflower and Washington, Mississippi

197       03/30/94         Warren County, Mississippi

198       03/30/94         Counties of Christian and Douglas, Missouri

199       03/30/94         Greene County (excluding the city of Republic and a
                           two (2) mile radius thereof), Missouri

202       03/30/94         Shelby County, Tennessee; Counties of Crittenden
                           and Lee, Arkansas; and DeSoto County, Mississippi

273       03/30/94         Leslie County, Kentucky

488       03/01/90         Counties of Bladen, Brunswick, Columbus,
                           Cumberland, Harnett, Hoke, Lee Moore, Randolph,
                           Richmond, Robeson and Scotland, North Carolina

552       03/30/94         Pulaski County, Missouri

553       03/30/94         Counties of Dade, Dallas, Hickory and St. Clair,
                           Missouri

555       03/30/94         Laclede County, Missouri

556       03/30/94         Counties of Maries and Osage, Missouri

557       03/30/94         Rolk County, Missouri

576       03/01/90         Bourbon County, Kansas

577       03/01/90         Neosho County, Kansas

578       03/01/90         Vernon County, Missouri

623       06/05/92         City of Milan, Tennessee

683       03/30/94         Counties of Amite, Claiborne, Copiah, Franklin,
                           Hancock, Jefferson, Jefferson Davis, Lawrence,
                           Lincoln, Marion, Pearl River, Pike Scott, Simpson,
                           Wathall, Wayne and Wilkinson, Mississippi

684       03/30/94         Counties of Attala, Choctaw, Clay, Monroe,
                           Montgomery, Neshoba, Noxubee, Sharkey, and
                           Yazoo, Mississippi; and Sumter County, Alabama

685       03/30/94         Counties of Calhoun and Lowndes, Mississippi

686       03/30/94         Counties of Clarke, Kemper, Lauderdale and
                           Newton, Mississippi

687       03/30/94         Counties of Covington, Jasper, Jones and Smith
                           Mississippi

688       03/30/94         Counties of Forrest, Lamar and Perry, Mississippi

689       03/30/94         Counties of Harrison and Stone, Mississippi

757       03/01/90         City of Neosho, Missouri

861       03/01/91         Counties of Caldwell and Davies, Missouri

897       03/01/90         Parishes of Caldwell, Claiborne, Catahoula, East
                           Carroll, Franklin, Jackson, LaSalle, Madison,
                           Richland, Union, West Carroll and Winn, Louisiana

1100      03/01/94         The City of Fort Payne, Alabama (excluding,
                           however, a single location on Highway 35 West, Fort Payne), as the city limits exist on March 1,

1101      03/01/90         Bowie County, Texas (except City of Texarkana and
                           the City of New Boston)

1102      03/01/90         Arkansas County, Arkansas (except Cities of
                           Stuttgart and DeWitt)

1103      03/01/90         City of Cullen, Louisiana

1104-     03/01/90         Gibson County, Tennessee (except the cities of
                           Milan and Humboldt)

1105      03/01/90         Counties of Grant, Montgomery and Perry, Arkansas

1106      03/01/90         Pike County, Arkansas

1107      03/01/90         Dyer County, Tennessee

1110      06/05/92         Poinsett County, Arkansas; and Counties of Chester,
                           Hardeman, Haywood, Lauderdale, and Tipton,
                           Tennessee

1111      03/01/90         Lafayette County, Arkansas; Morris County Texas;
                           the Counties of Benton and Tunica, Mississippi

1112      06/05/92         The Counties of Panola and Shelby, Texas

1113      03/01/90         Counties of Bullock, Butler, Conecuh, Covington,
                           Crenshaw, Lowndes, Macon, Marengo and Wilcox,
                           Alabama

1114      03/01/90         Parishes of DeSoto, Natchitoches, Red River and
                           Sabine, Louisiana

1115      03/01/90         The City of Humboldt, Tennessee as the city limits
                           exist on March 1, 1990

1120      03/01/90         White County, Arkansas (excluding the Cities of
                           Beebe, Bald Knob, Judsonia, Kensett and Searcy

                                    Exhibit B



FA#       Effective Date   Territory Description

1109      03/01/94         A single location at Highway 35 West, Fort Payne,
                           Alabama



                                    Exhibit C

FA#       Effective Date   Territory Description

1127 04/18/95
1720 First Street, Kennett, MO;
2620 Jackson Street,Paducah,  KY;
1119  Paris Road, Mayfield, KY;
519 Lindell  Street, Martin, TN:
12th & Chestnut, Murray, KY;
5005 Hinkleville  Road, Oaks Mall (Route 60 & I-24), Paducah, KY;
703 East Rulfoot Avenue,  Union  City,  TN;
Highway  25   North, Malden, MO

1128       04/18/95
Highway 69 South, Atoka, OK;
Highway  32  &  I-35, Marietta, OK;
1200 West First Street, Quanah, TX;
404 East  Wise, Bowie,  TX;
606  North First Street, Madill, OK:
Highway  76-22 East, Tishomingo, OK;
506 East Broadway Street, Hollis, OK

1129        04/18/95
1000  West  Maple,  Geneva,  AL;
715   Columbia Road, Blakely, GA

1130       04/18/95
405A Southwest Drive, Jonesboro,  AR;
Highway  67, Corning, AR;
Highway 67 North, Pocahontas, AR;
Highway  62-167 Junction, Ash Flat, AR;
900 South Caraway, Jonesboro, AR;
Highway  67 North, Walnut Ridge, AR